EXHIBIT 10.6

                                OPTION AGREEMENT
                                ----------------

     This OPTION AGREEMENT (this "Agreement"), is made and entered into as of _________ __, 2001, by and among HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation (the "Company"), BARTECH SYSTEMS INTERNATIONAL, INC., a Delaware corporation ("Bartech"), BARTECH MEDITERRANEAN LTD., a Delaware corporation ("BarMedit"), BarMedit's wholly-owned subsidiary, HILA INTERNATIONAL CORP., a Delaware corporation ("BarMedit Sub"), and each of the individuals or entities who hereinafter become stockholders of the Company and parties to this Agreement (each an "Additional Stockholder"). The Additional Stockholders, if any, BarMedit Sub, and, if it should hereinafter acquire shares of the Company's Common Stock, par value $.01 (the "Common Stock") and BarMedit, are referred to collectively herein as the "Other Stockholders."

                                    RECITALS:
     WHEREAS, as of the date of this Agreement, BarMedit Sub is the beneficial owner of 700 shares of the Common Stock;

     WHEREAS, concurrently with the execution of this Agreement, Bartech has purchased 300 shares of the Common Stock;

     WHEREAS, Bartech desires to obtain from the Other Stockholders, and the Other Stockholders desire to grant to Bartech, an option to purchase all, but not less than all, of the shares of Common Stock or securities directly or indirectly exercisable or exchangeable for or convertible into Common Stock (collectively, the "Option Shares") now owned or hereinafter acquired by the Other Stockholders.
                                   AGREEMENT:

     NOW,  THEREFORE,  in  consideration  of  $1.00,  the  premises  and  mutual covenants of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.     OPTION.
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1.1     Option.
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(a)     Grant  of  Option.  The  Other  Stockholders hereby grant to Bartech the
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right and option (sometimes referred to herein as the "Option") to purchase all, but not less than all, of the Option Shares, at the purchase price set forth in Section 1.1(c) hereof.

(b)     Exercise  Period.  The  Option  evidenced  hereby  shall vest and become
        ----------------
exercisable with respect to all, but not less than all, of the Option Shares on the date that the Minibar Threshold has been reached and shall expire on the 60-month anniversary of the date thereof (the "Option Period"). For purposes of this Agreement, "Minibar Threshold" shall mean the installment of at least

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5,000  minibars  in United States hotels in connection with outsourcing services to  be  provided  by  the  Company.

(c)     Purchase  Price.  The  aggregate  purchase  price  payable  to the Other
        ---------------
Stockholders by Bartech in respect of all of the Option Shares shall be the product of (i) the quotient obtained by dividing the number of Option Shares held by all Other Stockholders, by the total number of shares of Common Stock or other securities of the Company then outstanding, and (ii) the Company Valuation. For purposes hereof, the "Company Valuation" shall mean, the greater of (A) the product obtained by multiplying $2,250 by the number of minibars operated or outsourced by the Company as of the date of exercise, and (B) an amount equal to the product obtained by multiplying (x) the Company's net after tax income, determined in accordance with United States generally accepted accounting principals ("GAAP"), for the 12 full months immediately preceding the month in which Bartech exercises the Option, by (y) 15. If there are securities other than Common Stock outstanding and the parties are unable to agree as to how to allocate the purchase price among the Common Stock and such other securities, Bartech shall deposit the purchase price with BarMedit, as escrow agent, the Other Stockholders shall be responsible for settling the allocation among themselves, and Bartech shall have no further obligation with respect to such allocation.

1.2     Manner  of  Exercise.
        --------------------
(a)     Notice  of  Intent.  At  any  time during the Option Period, Bartech may
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deliver  to  the  Company and each Other Stockholder written notice of Bartech's intention to exercise the Option, substantially in the form annexed hereto as Exhibit A (the "Notice of Intent"). Promptly upon receipt of the Notice of
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Intent  and, in any event within ten days thereafter, the Company and each Other
Stockholder shall jointly furnish to Bartech (i) copies of the Company's then Current Financial Statements (as hereinafter defined), and (ii) a certificate (a "Certificate"), executed by an executive officer of the Company and each Other Stockholder, certifying (x) that the representations and warranties contained in Section 2 and Section 3 of this Agreement, are true and correct as of the date thereof or setting forth in reasonable detail any amendments or modifications thereof, including any amendments or modifications to the Schedules (as hereinafter defined), and (y) as to the number of minibars operated or outsourced by the Company as of the date thereof and the amount of the Company's net after tax income, determined in accordance with GAAP, for the immediately preceding 12 months. As used herein, "Current Financial Statements" shall mean (i) a balance sheet of the Company as of the most recent quarter and fiscal year then ended and statements of income, cash flows and changes in stockholders' equity for the quarter and fiscal year then ended (which shall be audited in the case of fiscal year end statements), and (ii) a balance sheet of the Company as of the most recent practicable date. The Notice of Intent shall not obligate Bartech to exercise the Option (which can only be exercised by the Option Notice (as defined below)).

(b)     Exercise  of Option.  The Option may be exercised by Bartech at any time
        -------------------
during the Option Period by delivery to the Company and each Other Stockholder of written notice of same, substantially in the form of Exhibit B to this
                                                               ---------
Agreement (the "Option Notice"). Promptly after receipt of such Option Notice, Bartech and the Other Stockholders will jointly and in good faith work expeditiously to (i) execute and deliver a Purchase Agreement, substantially in the form annexed hereto as Exhibit C to this Agreement (the "Purchase
                                ----------
                                        2
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Agreement"),  and  (ii) consummate the transactions contemplated by the Purchase
Agreement as soon as reasonably practicable, and in any event within 30 days following the effective date of the Option Notice.

2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

2.1 The Company and each of the Other Stockholders, jointly and severally, represent and warrants to Bartech as follows:

2.2     Organization.  The  Company  is a corporation duly incorporated, validly
        ------------
existing and in good standing under the laws of its jurisdiction of incorporation.

2.3     Authority.  The Company has full power and authority to execute, deliver
        ---------
     and perform this Agreement. All action on the part of the Company and its officers, directors, and stockholders, necessary for the authorization, execution, delivery and performance by the Company of all its obligations under this Agreement has been taken. This Agreement and the Purchase Agreement, when executed and delivered by the Company and the other parties thereto, will constitute legally binding and valid obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

2.4     No  Conflict.  The execution, delivery and performance by the Company of
        ------------
this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the Company's Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is bound; (iii) any law, statute, rule or regulation applicable to the Company; or (iv) any contract, agreement or understanding to which the Company is a party or by which any of its properties or assets are bound.

2.5     Government  Consents.  No  consent, approval, order or authorization of,
        --------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement.

2.6     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        ----------
pending or, to the knowledge of the Company, currently threatened against the Company.

2.7     Additional Representations and Warranties.  Attached hereto as Exhibit D
        -----------------------------------------                      ---------
are all the Schedules (the "Schedules") to the Purchase Agreement completed as if the Purchase Agreement were executed as of the date hereof. The representations and warranties of each Other Stockholder contained in Article 3 thereof, as modified by Exhibit D, are true and correct as of the date hereof.
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3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  OTHER  STOCKHOLDERS
       --------------------------------------------------------------
     Each of the Other Stockholders, severally and not jointly, represent and warrant to Bartech, with respect to himself, herself or itself only, as follows:

3.1     Organization.  If  such Other Stockholder is a corporation, partnership,
        ------------
limited liability company or other entity, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2     Authority.  Such  Other  Stockholder  has  full  power  and authority to
        ---------
execute, deliver and perform this Agreement and the Purchase Agreement. If such Other Stockholder is a corporation, partnership, limited liability company or other entity, all action on the part of such Other Stockholder and its officers, directors, stockholders, partners and members, necessary for the authorization, execution, delivery and performance by such Other Stockholder of all its obligations under this Agreement and the Purchase Agreement has been taken. This Agreement and the Purchase Agreement, when executed and delivered by such Other Stockholder and the other parties thereto will constitute legally binding and valid obligations of such Other Stockholder, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

3.3     No  Conflict.  The  execution,  delivery  and  performance by such Other
        ------------
Stockholder of this Agreement and the Purchase Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the constituent documents of such Other Stockholder, including such Other Stockholder's certificate of incorporation, bylaws, partnership agreement, operating agreement or other governing document, as applicable (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which such Other Stockholder is bound;
(iii) any law, statute, rule or regulation applicable to such Other Stockholder; or (v) any contract, agreement or understanding to which such Other Stockholder is a party or by which any of its properties or assets are bound.

3.4     Governmental Consents.  No consent, approval, order or authorization of,
        ---------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of such Other Stockholder is required in connection with the execution, delivery and performance of this Agreement or the Purchase Agreement.

3.5     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        ----------
pending or, to the knowledge of such Other Stockholder, currently threatened against such Other Stockholder which questions the validity of this Agreement or the Purchase Agreement or such Other Stockholder's right to enter into any such agreements or to consummate the transactions contemplated hereby and thereby.
                                        4
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4.     OTHER  AGREEMENTS.
       -----------------

4.1     Covenants  of  the Company.  During the Option Period, the Company shall
        --------------------------
not, and no Other Stockholders shall cause or permit the Company to, without the prior written consent of Bartech, (a) authorize or issue any capital stock or any option, warrant, put, call, note, bond, debenture, or other right exercisable, convertible or exchangeable for the Company's capital stock, (b) take any action relating to the merger, sale, consolidation, dissolution, winding-up, liquidation or similar transaction, in one or more related transactions, involving all or substantially all of the capital stock or assets of the Company, or (c) take any other action which might reasonably be expected to adversely affect the rights of Bartech hereunder.

4.2     Covenants  Relating  to the Option Shares.  During the Option Period, no
        -----------------------------------------
Other Stockholder will sell, assign, gift, transfer, pledge, encumber, grant any right in or otherwise dispose of (each a "Transfer") any of the Option Shares potentially subject to purchase and sale hereunder, or any portion thereof, or agree to do any of the foregoing without Bartech's prior written consent. Each certificate or other instrument evidencing an Option Share shall bear a legend to the effect that it is subject to this Agreement.

4.3     No  Rights as Shareholder Bartech shall not be entitled to any rights of
        -------------------------
a stockholder of the Company with respect to any of the Option Shares until such Option Shares have been purchased and sold in accordance with the terms hereof.

4.4     Reclassifications, Mergers, etc.  In case of any (i) reclassification or
        -------------------------------
change of the Company's capitalization (other than a change resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company), (ii) merger or consolidation of the Company with or into any other corporation or other entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation),
(iii) sale, lease or conveyance to another corporation or other entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or (iv) liquidation, dissolution or other winding-up of the Company (any such case, an "Event") which has been consented to by Bartech in accordance with Section 4.1 hereof, this Option shall thereafter be exercisable for the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such Event by a holder of the number of Common Shares for which this Option might have been exercised or converted immediately prior to such Event. The Company shall not effect, and the Other Stockholders shall not cause or permit the Company to effect, any such Event unless all necessary steps shall have been taken to ensure that Bartech shall thereafter be entitled to receive the kind and amount of shares of stock and other securities, property, cash, or any combination thereof which Bartech shall be entitled in accordance with this Section 4.4.

4.5     Notification  of  Certain  Events.  During  the  Option  Period,  if the
        ---------------------------------
Company shall propose to effect an Event, the Company shall, and each Other Stockholder shall cause the Company to, give written notice thereof to Bartech, at least 30 days prior to the earlier of (i) the date on which any such Event is expected to become effective, and (ii) the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such Event.

4.6     Financial  Statements.  During  the  Option  Period,  the Company hereby
        ---------------------
covenants and agrees, and each Other Stockholder covenants and agrees to cause the Company, to deliver to Bartech the following financial statements (the "Financial Statements"):

     (a) as soon as available, and in any event within 30 days after the end of each month, a profit and loss statement and key monthly metrics for such monthly accounting period and on a cumulative basis for the fiscal year to date and a balance sheet as at the last day of such monthly accounting period;

     (b) as soon as available, and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company as at the end of such period setting forth in the case of each such statement in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, if any;

     (c) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company for such fiscal year, and the related consolidated balance sheet of the Company as at the end of such fiscal year, setting forth in the case of each such statement in comparative form the corresponding figures for the preceding fiscal year, if any, and accompanied by an audit report from the Company's independent public accountants.

4.7     Other  Information Rights.  During the Option Period, the Company hereby
        -------------------------
covenants and agrees, and each Other Stockholder hereby covenants and agrees to cause the Company, to deliver to Bartech (a) with reasonable promptness after the date on which the Company or any Other Stockholder first obtains knowledge of such, written notice of all legal or arbitration proceedings, and all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Company, which proceeding involves at least $25,000; (b) as soon as available, but in any event within 90 days after commencement of each new fiscal year, a budget consisting of a business plan and projecting financial statements for such fiscal year; and (c) with reasonable promptness, such other notices, information and data as the Company or any such Other Stockholder deems material to the Company's business or operations. In addition, Bartech and its representatives shall be permitted to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, without interruption of the business of the Company.

4.8     Updated  Representations  and Warranties.  On each six-month anniversary
        ----------------------------------------
of the date of this Agreement, the Company and the Other Stockholders shall jointly furnish Bartech with any amendments or modifications to the Schedules, such amendments and modifications to be set forth in reasonable detail.

4.9     Additional  Other  Stockholders.  The Company and each Other Stockholder
        -------------------------------
agrees  that, during the Option Period, unless Bartech consents to the contrary,
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
the Company will cause, and each Other Stockholder will use its best efforts to cause, each Person who acquires shares of the Company's Common Stock to enter into this Agreement and thereby to be bound by the terms hereof, all by execution of an instrument of accession substantially in the form annexed hereto as  Exhibit  E.  Any  such  person so entering into this Agreement shall be
         ----------
deemed  to  be  an  Other  Stockholder  for  purposes  of  this  Agreement.

5.     INDEMNIFICATION.
       ----------------

5.1     Indemnification  Obligations of the Company.  The Company and each Other
        -------------------------------------------
Stockholder, jointly and severally, agrees to and will indemnify, defend and hold Bartech (including for purposes of this Section 5, each officer, director, employee, stockholder, agent and representative of Bartech) harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (hereinafter collectively referred to as "Damages"), imposed upon or incurred by Bartech by reason of or resulting from or arising out of a breach of any representation, warranty, covenant or agreement of the Company or any Other Stockholder contained in this Agreement.

5.2     Third  Party  Claims;  Notification  of  Claims.  Any  party entitled to
        -----------------------------------------------
indemnification pursuant to Section 5.1 hereof (each, an "Indemnified Party") shall (i) provide the Company and each Other Stockholder with prompt notice of all third party actions, suits, proceedings, claims, demands or assessments subject to the indemnification provisions of this Section 5 (collectively, "Third Party Claims") brought at any time following the date hereof, and (ii) provide the Company and each Other Stockholder with notice of all other claims or demands for indemnification pursuant to the provisions of this Section 4; provided, however, that the failure to provide timely notice shall not affect
   -----   -------
the indemnification obligations of the Company or any Other Stockholders except to the extent the Company or such Other Stockholder shall have been materially prejudiced as a result of such failure. In the case of a Third Party Claim, the Indemnified Party shall make available to the Company all relevant information material to the defense of such claim. The Company shall have the right to control the defense of all Third Party Claims with counsel reasonably acceptable to the Indemnified Party, subject to the Indemnified Party's right to participate in the defense; provided, that the Indemnified Party may control
                                --------
such defense at the Company and Other Stockholders' expense in the event (i) of a failure by the Company to assume control of the defense of any Third Party Claim within five days after the Company is notified of such Third Party Claim,
(ii) that the defense of the Indemnified Party by the Company would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding, or (c) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Company or any Other Stockholder, and the Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Party which are different from or in addition to those available to the Company and/or any Other Stockholder. Notwithstanding any assumption of such defense and without limiting the indemnification obligations provided for under this Section 5, the Indemnified Party shall have the right to elect to join or participate in the defense of any Third Party Claim (at its sole expense if the Company is permitted to assume and continue control of the defense and has elected to do so and otherwise at the expense of the Company and the Other Stockholders), and no claim shall be settled  or  compromised  without  the  consent  of the Indemnified Party, which consent  shall  not  be  unreasonably  withheld  or  delayed.
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6.     MISCELLANEOUS.
       --------------
6.1     Governing  Law.  This  Agreement  shall  be  governed by the laws of the
        --------------
State  of  New  York.

6.2     Entire  Agreement.  This  Agreement  and  the  other documents delivered
        -----------------
pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

6.3     Amendments and Waivers.  Except as expressly provided in this Agreement,
        ----------------------
neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4     Headings.  The  titles and subtitles used in this Agreement are used for
        --------
convenience only and are not considered in construing or interpreting this Agreement.

6.5     Construction.  All  pronouns  shall be deemed to refer to the masculine,
        ------------
feminine or neuter, as the identity of the person referred to may require; the singular imports the plural and vice versa.

6.6     Notices.  All  notices  and  other  communications required or permitted
        -------
under this Agreement shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed telex or facsimile transmission or otherwise delivered by hand or by messenger, addressed to the parties as follows (or at such other address as any such party shall have furnished to the other parties hereto in writing):

If  to  the  Company:                 With  a  Copy  to:
Hotel  Outsource  Services,  Inc.     ________________________________
40  Wall  Street,  Suite  33A         ________________________________
New  York,  New  York  10005          ________________________________
Attention:  Jacob  Ronnel             Attention:________________________
Facsimile:  011-9723-516-8577         Facsimile:________________________

    If  to  Bartech:                  With  a  Copy  to:
                                      Mintz  Levin  Cohn  Ferris  Glovsky
Bartech  Systems  International,  Inc.      and  Popeo,  P.C.
251  Najoles  Road,  Suite  A         666  Third  Avenue
Millersviell,  Maryland  21108        New  York,  New  York  10017
Attention:  Daniel  Cohen             Attention:  Kenneth  R.  Koch,  Esq.
Facsimile:  (410)  729-7723           Facsimile:  (212)  983-3115

If  to  BarMedit:                     With  a  Copy  to:

Bartech  Mediterranean  Ltd.
Trade  Tower  Building               _______________________________
Hammered  25                         _______________________________
Tel-Aviv  61500                      _______________________________
Israel                               _______________________________
Attention:  Jacob  Ronnel             Attention:____________________
Facsimile:  011-9723-516-8577         Facsimile:____________________

If  to  BarMedit  Sub:                With  a  Copy  to:
Hila  International  Corp.            ______________________________
63  Wall  Street,  Suite  1801        ______________________________
New  York,  New  York  10005          ______________________________
Attention:  Jacob  Ronnel             Attention:____________________
Facsimile:  011-9723-516-8577         Facsimile:____________________

If  to  any  Other  Stockholder:     With  a  Copy  to:

To  the  address set forth on        Such other person
the Instrument of Accession.         as  listed  on  the  Instrument
                                     of  Accession.

6.7 Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after registration or certification thereof, (iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service, or (iv) when sent by confirmed telex or facsimile, on the day sent (if a business day) if sent during normal business hours of the recipient, and if not, then on the next business day.

6.8     No  Third  Party  Beneficiaries.  This  Agreement  shall  not confer any
        -------------------------------
rights or remedies upon any person other than the parties hereto and their permitted successors and assigns.

6.9     Severability.  In the event that any provision of this Agreement becomes
        ------------
or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

6.10     Successors  and  Assigns.  The provisions of this Agreement shall inure
         ------------------------
to the benefit of, and be binding upon, the permitted successors and assigns of the parties to this Agreement. Notwithstanding the foregoing, neither Company nor any Other Stockholder may assign this Agreement without the written consent of Bartech, and Bartech may not assign this Agreement or its rights hereunder to any party other than a person or entity that controls, is controlled by, or is under common control with, Bartech.

6.11     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be delivered by facsimile, and facsimile signatures shall be treated as original signatures for all applicable purposes.

6.12     Delays  and Omissions.  Except as expressly provided in this Agreement,
         ---------------------
no delay or omission to exercise any right, power or remedy accruing any party hereto or their respective successors or assigns, upon any breach or default by another party hereto under this Agreement shall impair any such right, power or remedy of such first party or their respective successors or assigns, as the case may be, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; provided, however, that this Section 6.11 shall not be interpreted to extend the date or time for any right, privilege or option beyond that expressly set forth elsewhere in this Agreement. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

6.13     Further  Assurances.  The  parties agree (a) to furnish upon request to
         -------------------
each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as they other party may reasonable request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.
                            {Signature Page Follows.}

6.14 IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

                              HOTEL  OUTSOURCE  SERVICES,  INC.
                                 /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:    CEO               COO
                              BARTECH  SYSTEMS  INTERNATIONAL,
                              INC.
                                   /s/ Daniel Cohen
                              By:_____________________________
                              Name:  Daniel Cohen
                              Title: President and CEO
                              BARTECH  MEDITERRANEAN  LTD.
                                /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:      Director        Director
                              HILA  INTERNATIONAL  CORP.
                                /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:      Director        Director

                                    EXHIBIT A
                                     FORM OF
                                NOTICE OF INTENT

                                                      __________________________
                                                                Date

Hotel  Outsource  Services,  Inc.
[Address]
[Address]
[OTHER  STOCKHOLDERS]
[Address]
[Address]

Ladies  and  Gentlemen:

     Reference is hereby made to that certain Option Agreement (the "Option Agreement"), dated as of __________ ___, 2001, between you and Bartech Systems International, Inc. ("Bartech"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

     You are hereby notified that, pursuant to Section 1.2 of the Option Agreement, Bartech intends to exercise the Option and is initiating the procedures set forth and defined in Section 1.2 of the Option Agreement. Accordingly, please deliver to Bartech the Financial Statements and the Company's Certificate pursuant to and as required by Section 1.2.

                              Very  truly  yours,

                              BARTECH  SYSTEMS  INTERNATIONAL,  INC.


                              By:  _____________________________
                                  Name:
                                  Title:

                                    EXHIBIT B
                                    FORM OF
                                  OPTION NOTICE
                                                      __________________________
                                                                  Date

Hotel  Outsource  Services,  Inc.
[Address]
[Address]
[OTHER  STOCKHOLDERS]
[Address]
[Address]

Ladies  and  Gentlemen:

     Reference is hereby made to that certain Option Agreement (the "Option Agreement") dated as of __________ ___, 2001, between you and Bartech Systems International, Inc. ("Bartech"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

     Bartech hereby exercises its right to purchase all of the Option Shares covered by the Option Agreement and in accordance with Section 1.2(b) thereof, requests that you exercise and deliver to Bartech, the Purchase Agreement, together with all Schedules thereto, and otherwise comply with the requirements of the Option Agreement in accordance with the terms and provisions set forth therein.

                             Very  truly  yours,

                             BARTECH  SYSTEMS  INTERNATIONAL,  INC.


                             By:  _____________________________
                             Name:
                            Title:

                                    EXHIBIT C
                           FORM OF PURCHASE AGREEMENT

                                (TO BE ATTACHED)

                                    EXHIBIT D
                             INSTRUMENT OF ACCESSION


This Instrument of Accession (this "Instrument of Accession") is executed pursuant to the terms of the Option Agreement by and among Hotel Outsource Services, Inc., Bartech Systems International, Inc., and certain others parties thereto, dated as of __________ ___, 2001 (as amended, supplemented or restated, the "Option Agreement"), a copy of which is attached hereto, by the undersigned. By executing this instrument of Accession, the undersigned agrees as follows:

1.  Acknowledgment.  The  undersigned  acknowledges  receipt  of  the  Option
    --------------
Agreement and that the undersigned is acquiring _________ shares of the common stock of Hotel Outsource Services, Inc., subject to the terms and conditions of the Option Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Option Agreement.

2.  Agreement.  The  undersigned  agrees  to be bound by the terms of the Option
    ---------
Agreement as an "Other Stockholder" with the same force and effect as if the undersigned were originally a party thereto.

3.  Notice.  Any  notice  required or permitted by the Option Agreement shall be
    ------
given to the undersigned at the address listed below the undersigned's signature.

Agreed this ____ day of _______, 20___.          _______________________________
                                                  {Print  Name}

Address  for  Notice  Purposes:
                                                 _______________________________
_________________________________          {Signature  and Title, if applicable}
_________________________________
_________________________________

With  a  Copy  to:
_________________________________
_________________________________

EXHIBIT 10.6

                                OPTION AGREEMENT
                                ----------------

     This OPTION AGREEMENT (this "Agreement"), is made and entered into as of _________ __, 2001, by and among HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation (the "Company"), BARTECH SYSTEMS INTERNATIONAL, INC., a Delaware corporation ("Bartech"), BARTECH MEDITERRANEAN LTD., a Delaware corporation ("BarMedit"), BarMedit's wholly-owned subsidiary, HILA INTERNATIONAL CORP., a Delaware corporation ("BarMedit Sub"), and each of the individuals or entities who hereinafter become stockholders of the Company and parties to this Agreement (each an "Additional Stockholder"). The Additional Stockholders, if any, BarMedit Sub, and, if it should hereinafter acquire shares of the Company's Common Stock, par value $.01 (the "Common Stock") and BarMedit, are referred to collectively herein as the "Other Stockholders."

                                    RECITALS:
     WHEREAS, as of the date of this Agreement, BarMedit Sub is the beneficial owner of 700 shares of the Common Stock;

     WHEREAS, concurrently with the execution of this Agreement, Bartech has purchased 300 shares of the Common Stock;

     WHEREAS, Bartech desires to obtain from the Other Stockholders, and the Other Stockholders desire to grant to Bartech, an option to purchase all, but not less than all, of the shares of Common Stock or securities directly or indirectly exercisable or exchangeable for or convertible into Common Stock (collectively, the "Option Shares") now owned or hereinafter acquired by the Other Stockholders.
                                   AGREEMENT:

     NOW,  THEREFORE,  in  consideration  of  $1.00,  the  premises  and  mutual covenants of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.     OPTION.
       ------
1.1     Option.
        ------
(a)     Grant  of  Option.  The  Other  Stockholders hereby grant to Bartech the
        -----------------
right and option (sometimes referred to herein as the "Option") to purchase all, but not less than all, of the Option Shares, at the purchase price set forth in Section 1.1(c) hereof.

(b)     Exercise  Period.  The  Option  evidenced  hereby  shall vest and become
        ----------------
exercisable with respect to all, but not less than all, of the Option Shares on the date that the Minibar Threshold has been reached and shall expire on the 60-month anniversary of the date thereof (the "Option Period"). For purposes of this Agreement, "Minibar Threshold" shall mean the installment of at least

5,000 minibars in United States hotels in connection with outsourcing services to be provided by the Company.

(c)     Purchase  Price.  The  aggregate  purchase  price  payable  to the Other
        ---------------
Stockholders by Bartech in respect of all of the Option Shares shall be the product of (i) the quotient obtained by dividing the number of Option Shares held by all Other Stockholders, by the total number of shares of Common Stock or other securities of the Company then outstanding, and (ii) the Company Valuation. For purposes hereof, the "Company Valuation" shall mean, the greater of (A) the product obtained by multiplying $2,250 by the number of minibars operated or outsourced by the Company as of the date of exercise, and (B) an amount equal to the product obtained by multiplying (x) the Company's net after tax income, determined in accordance with United States generally accepted accounting principals ("GAAP"), for the 12 full months immediately preceding the month in which Bartech exercises the Option, by (y) 15. If there are securities other than Common Stock outstanding and the parties are unable to agree as to how to allocate the purchase price among the Common Stock and such other securities, Bartech shall deposit the purchase price with BarMedit, as escrow agent, the Other Stockholders shall be responsible for settling the allocation among themselves, and Bartech shall have no further obligation with respect to such allocation.

1.2     Manner  of  Exercise.
        --------------------
(a)     Notice  of  Intent.  At  any  time during the Option Period, Bartech may
        ------------------
deliver to the Company and each Other Stockholder written notice of Bartech's intention to exercise the Option, substantially in the form annexed hereto as Exhibit A (the "Notice of Intent"). Promptly upon receipt of the Notice of
----------
Intent and, in any event within ten days thereafter, the Company and each Other Stockholder shall jointly furnish to Bartech (i) copies of the Company's then Current Financial Statements (as hereinafter defined), and (ii) a certificate (a "Certificate"), executed by an executive officer of the Company and each Other Stockholder, certifying (x) that the representations and warranties contained in Section 2 and Section 3 of this Agreement, are true and correct as of the date thereof or setting forth in reasonable detail any amendments or modifications thereof, including any amendments or modifications to the Schedules (as hereinafter defined), and (y) as to the number of minibars operated or outsourced by the Company as of the date thereof and the amount of the Company's net after tax income, determined in accordance with GAAP, for the immediately preceding 12 months. As used herein, "Current Financial Statements" shall mean (i) a balance sheet of the Company as of the most recent quarter and fiscal year then ended and statements of income, cash flows and changes in stockholders' equity for the quarter and fiscal year then ended (which shall be audited in the case of fiscal year end statements), and (ii) a balance sheet of the Company as of the most recent practicable date. The Notice of Intent shall not obligate Bartech to exercise the Option (which can only be exercised by the Option Notice (as defined below)).

(b)     Exercise  of Option.  The Option may be exercised by Bartech at any time
        -------------------
during the Option Period by delivery to the Company and each Other Stockholder of written notice of same, substantially in the form of Exhibit B to this
                                                               ---------
Agreement (the "Option Notice"). Promptly after receipt of such Option Notice, Bartech and the Other Stockholders will jointly and in good faith work expeditiously to (i) execute and deliver a Purchase Agreement, substantially in the form annexed hereto as Exhibit C to this Agreement (the "Purchase
                                ----------

Agreement"), and (ii) consummate the transactions contemplated by the Purchase Agreement as soon as reasonably practicable, and in any event within 30 days following the effective date of the Option Notice.

2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

2.1 The Company and each of the Other Stockholders, jointly and severally, represent and warrants to Bartech as follows:

2.2     Organization.  The  Company  is a corporation duly incorporated, validly
        ------------
existing and in good standing under the laws of its jurisdiction of incorporation.

2.3     Authority.  The Company has full power and authority to execute, deliver
        ---------
     and perform this Agreement. All action on the part of the Company and its officers, directors, and stockholders, necessary for the authorization, execution, delivery and performance by the Company of all its obligations under this Agreement has been taken. This Agreement and the Purchase Agreement, when executed and delivered by the Company and the other parties thereto, will constitute legally binding and valid obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

2.4     No  Conflict.  The execution, delivery and performance by the Company of
        ------------
this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the Company's Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is bound; (iii) any law, statute, rule or regulation applicable to the Company; or (iv) any contract, agreement or understanding to which the Company is a party or by which any of its properties or assets are bound.

2.5     Government  Consents.  No  consent, approval, order or authorization of,
        --------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement.

2.6     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        ----------
pending or, to the knowledge of the Company, currently threatened against the Company.

2.7     Additional Representations and Warranties.  Attached hereto as Exhibit D
        -----------------------------------------                      ---------
are all the Schedules (the "Schedules") to the Purchase Agreement completed as if the Purchase Agreement were executed as of the date hereof. The representations and warranties of each Other Stockholder contained in Article 3 thereof, as modified by Exhibit D, are true and correct as of the date hereof.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  OTHER  STOCKHOLDERS
       --------------------------------------------------------------
     Each of the Other Stockholders, severally and not jointly, represent and warrant to Bartech, with respect to himself, herself or itself only, as follows:

3.1     Organization.  If  such Other Stockholder is a corporation, partnership,
        ------------
limited liability company or other entity, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2     Authority.  Such  Other  Stockholder  has  full  power  and authority to
        ---------
execute, deliver and perform this Agreement and the Purchase Agreement. If such Other Stockholder is a corporation, partnership, limited liability company or other entity, all action on the part of such Other Stockholder and its officers, directors, stockholders, partners and members, necessary for the authorization, execution, delivery and performance by such Other Stockholder of all its obligations under this Agreement and the Purchase Agreement has been taken. This Agreement and the Purchase Agreement, when executed and delivered by such Other Stockholder and the other parties thereto will constitute legally binding and valid obligations of such Other Stockholder, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

3.3     No  Conflict.  The  execution,  delivery  and  performance by such Other
        ------------
Stockholder of this Agreement and the Purchase Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the constituent documents of such Other Stockholder, including such Other Stockholder's certificate of incorporation, bylaws, partnership agreement, operating agreement or other governing document, as applicable (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which such Other Stockholder is bound;
(iii) any law, statute, rule or regulation applicable to such Other Stockholder; or (v) any contract, agreement or understanding to which such Other Stockholder is a party or by which any of its properties or assets are bound.

3.4     Governmental Consents.  No consent, approval, order or authorization of,
        ---------------------
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of such Other Stockholder is required in connection with the execution, delivery and performance of this Agreement or the Purchase Agreement.

3.5     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        ----------
pending or, to the knowledge of such Other Stockholder, currently threatened against such Other Stockholder which questions the validity of this Agreement or the Purchase Agreement or such Other Stockholder's right to enter into any such agreements or to consummate the transactions contemplated hereby and thereby.

4.     OTHER  AGREEMENTS.
       -----------------

4.1     Covenants  of  the Company.  During the Option Period, the Company shall
        --------------------------
not, and no Other Stockholders shall cause or permit the Company to, without the prior written consent of Bartech, (a) authorize or issue any capital stock or any option, warrant, put, call, note, bond, debenture, or other right exercisable, convertible or exchangeable for the Company's capital stock, (b) take any action relating to the merger, sale, consolidation, dissolution, winding-up, liquidation or similar transaction, in one or more related transactions, involving all or substantially all of the capital stock or assets of the Company, or (c) take any other action which might reasonably be expected to adversely affect the rights of Bartech hereunder.

4.2     Covenants  Relating  to the Option Shares.  During the Option Period, no
        -----------------------------------------
Other Stockholder will sell, assign, gift, transfer, pledge, encumber, grant any right in or otherwise dispose of (each a "Transfer") any of the Option Shares potentially subject to purchase and sale hereunder, or any portion thereof, or agree to do any of the foregoing without Bartech's prior written consent. Each certificate or other instrument evidencing an Option Share shall bear a legend to the effect that it is subject to this Agreement.

4.3     No  Rights as Shareholder Bartech shall not be entitled to any rights of
        -------------------------
a stockholder of the Company with respect to any of the Option Shares until such Option Shares have been purchased and sold in accordance with the terms hereof.

4.4     Reclassifications, Mergers, etc.  In case of any (i) reclassification or
        -------------------------------
change of the Company's capitalization (other than a change resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company), (ii) merger or consolidation of the Company with or into any other corporation or other entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation),
(iii) sale, lease or conveyance to another corporation or other entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or (iv) liquidation, dissolution or other winding-up of the Company (any such case, an "Event") which has been consented to by Bartech in accordance with Section 4.1 hereof, this Option shall thereafter be exercisable for the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such Event by a holder of the number of Common Shares for which this Option might have been exercised or converted immediately prior to such Event. The Company shall not effect, and the Other Stockholders shall not cause or permit the Company to effect, any such Event unless all necessary steps shall have been taken to ensure that Bartech shall thereafter be entitled to receive the kind and amount of shares of stock and other securities, property, cash, or any combination thereof which Bartech shall be entitled in accordance with this Section 4.4.

4.5     Notification  of  Certain  Events.  During  the  Option  Period,  if the
        ---------------------------------
Company shall propose to effect an Event, the Company shall, and each Other Stockholder shall cause the Company to, give written notice thereof to Bartech, at least 30 days prior to the earlier of (i) the date on which any such Event is expected to become effective, and (ii) the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such Event.

4.6     Financial  Statements.  During  the  Option  Period,  the Company hereby
        ---------------------
covenants and agrees, and each Other Stockholder covenants and agrees to cause the Company, to deliver to Bartech the following financial statements (the "Financial Statements"):

     (a) as soon as available, and in any event within 30 days after the end of each month, a profit and loss statement and key monthly metrics for such monthly accounting period and on a cumulative basis for the fiscal year to date and a balance sheet as at the last day of such monthly accounting period;

     (b) as soon as available, and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company as at the end of such period setting forth in the case of each such statement in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, if any;

     (c) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company for such fiscal year, and the related consolidated balance sheet of the Company as at the end of such fiscal year, setting forth in the case of each such statement in comparative form the corresponding figures for the preceding fiscal year, if any, and accompanied by an audit report from the Company's independent public accountants.

4.7     Other  Information Rights.  During the Option Period, the Company hereby
        -------------------------
covenants and agrees, and each Other Stockholder hereby covenants and agrees to cause the Company, to deliver to Bartech (a) with reasonable promptness after the date on which the Company or any Other Stockholder first obtains knowledge of such, written notice of all legal or arbitration proceedings, and all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Company, which proceeding involves at least $25,000; (b) as soon as available, but in any event within 90 days after commencement of each new fiscal year, a budget consisting of a business plan and projecting financial statements for such fiscal year; and (c) with reasonable promptness, such other notices, information and data as the Company or any such Other Stockholder deems material to the Company's business or operations. In addition, Bartech and its representatives shall be permitted to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, without interruption of the business of the Company.

4.8     Updated  Representations  and Warranties.  On each six-month anniversary
        ----------------------------------------
of the date of this Agreement, the Company and the Other Stockholders shall jointly furnish Bartech with any amendments or modifications to the Schedules, such amendments and modifications to be set forth in reasonable detail.

4.9     Additional  Other  Stockholders.  The Company and each Other Stockholder
        -------------------------------
agrees that, during the Option Period, unless Bartech consents to the contrary, the Company will cause, and each Other Stockholder will use its best efforts to cause, each Person who acquires shares of the Company's Common Stock to enter into this Agreement and thereby to be bound by the terms hereof, all by execution of an instrument of accession substantially in the form annexed hereto as  Exhibit  E.  Any  such  person so entering into this Agreement shall be
         ----------
deemed  to  be  an  Other  Stockholder  for  purposes  of  this  Agreement.

5.     INDEMNIFICATION.
       ----------------

5.1     Indemnification  Obligations of the Company.  The Company and each Other
        -------------------------------------------
Stockholder, jointly and severally, agrees to and will indemnify, defend and hold Bartech (including for purposes of this Section 5, each officer, director, employee, stockholder, agent and representative of Bartech) harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (hereinafter collectively referred to as "Damages"), imposed upon or incurred by Bartech by reason of or resulting from or arising out of a breach of any representation, warranty, covenant or agreement of the Company or any Other Stockholder contained in this Agreement.

5.2     Third  Party  Claims;  Notification  of  Claims.  Any  party entitled to
        -----------------------------------------------
indemnification pursuant to Section 5.1 hereof (each, an "Indemnified Party") shall (i) provide the Company and each Other Stockholder with prompt notice of all third party actions, suits, proceedings, claims, demands or assessments subject to the indemnification provisions of this Section 5 (collectively, "Third Party Claims") brought at any time following the date hereof, and (ii) provide the Company and each Other Stockholder with notice of all other claims or demands for indemnification pursuant to the provisions of this Section 4; provided, however, that the failure to provide timely notice shall not affect
   -----   -------
the indemnification obligations of the Company or any Other Stockholders except to the extent the Company or such Other Stockholder shall have been materially prejudiced as a result of such failure. In the case of a Third Party Claim, the Indemnified Party shall make available to the Company all relevant information material to the defense of such claim. The Company shall have the right to control the defense of all Third Party Claims with counsel reasonably acceptable to the Indemnified Party, subject to the Indemnified Party's right to participate in the defense; provided, that the Indemnified Party may control
                                --------
such defense at the Company and Other Stockholders' expense in the event (i) of a failure by the Company to assume control of the defense of any Third Party Claim within five days after the Company is notified of such Third Party Claim,
(ii) that the defense of the Indemnified Party by the Company would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding, or (c) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Company or any Other Stockholder, and the Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Party which are different from or in addition to those available to the Company and/or any Other Stockholder. Notwithstanding any assumption of such defense and without limiting the indemnification obligations provided for under this Section 5, the Indemnified Party shall have the right to elect to join or participate in the defense of any Third Party Claim (at its sole expense if the Company is permitted to assume and continue control of the defense and has elected to do so and otherwise at the expense of the Company and the Other Stockholders), and no claim shall be settled or compromised without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

6.     MISCELLANEOUS.
       --------------
6.1     Governing  Law.  This  Agreement  shall  be  governed by the laws of the
        --------------
State  of  New  York.

6.2     Entire  Agreement.  This  Agreement  and  the  other documents delivered
        -----------------
pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

6.3     Amendments and Waivers.  Except as expressly provided in this Agreement,
        ----------------------
neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4     Headings.  The  titles and subtitles used in this Agreement are used for
        --------
convenience only and are not considered in construing or interpreting this Agreement.

6.5     Construction.  All  pronouns  shall be deemed to refer to the masculine,
        ------------
feminine or neuter, as the identity of the person referred to may require; the singular imports the plural and vice versa.

6.6     Notices.  All  notices  and  other  communications required or permitted
        -------
under this Agreement shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed telex or facsimile transmission or otherwise delivered by hand or by messenger, addressed to the parties as follows (or at such other address as any such party shall have furnished to the other parties hereto in writing):

If  to  the  Company:                 With  a  Copy  to:
Hotel  Outsource  Services,  Inc.     ________________________________
40  Wall  Street,  Suite  33A         ________________________________
New  York,  New  York  10005          ________________________________
Attention:  Jacob  Ronnel             Attention:________________________
Facsimile:  011-9723-516-8577         Facsimile:________________________

    If  to  Bartech:                  With  a  Copy  to:
                                      Mintz  Levin  Cohn  Ferris  Glovsky
Bartech  Systems  International,  Inc.      and  Popeo,  P.C.
251  Najoles  Road,  Suite  A         666  Third  Avenue
Millersviell,  Maryland  21108        New  York,  New  York  10017
Attention:  Daniel  Cohen             Attention:  Kenneth  R.  Koch,  Esq.
Facsimile:  (410)  729-7723           Facsimile:  (212)  983-3115

If  to  BarMedit:                     With  a  Copy  to:

Bartech  Mediterranean  Ltd.
Trade  Tower  Building               _______________________________
Hammered  25                         _______________________________
Tel-Aviv  61500                      _______________________________
Israel                               _______________________________
Attention:  Jacob  Ronnel             Attention:____________________
Facsimile:  011-9723-516-8577         Facsimile:____________________

If  to  BarMedit  Sub:                With  a  Copy  to:
Hila  International  Corp.            ______________________________
63  Wall  Street,  Suite  1801        ______________________________
New  York,  New  York  10005          ______________________________
Attention:  Jacob  Ronnel             Attention:____________________
Facsimile:  011-9723-516-8577         Facsimile:____________________

If  to  any  Other  Stockholder:     With  a  Copy  to:

To  the  address set forth on        Such other person
the Instrument of Accession.         as  listed  on  the  Instrument
                                     of  Accession.

6.7 Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after registration or certification thereof, (iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service, or (iv) when sent by confirmed telex or facsimile, on the day sent (if a business day) if sent during normal business hours of the recipient, and if not, then on the next business day.

6.8     No  Third  Party  Beneficiaries.  This  Agreement  shall  not confer any
        -------------------------------
rights or remedies upon any person other than the parties hereto and their permitted successors and assigns.

6.9     Severability.  In the event that any provision of this Agreement becomes
        ------------
or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

6.10     Successors  and  Assigns.  The provisions of this Agreement shall inure
         ------------------------
to the benefit of, and be binding upon, the permitted successors and assigns of the parties to this Agreement. Notwithstanding the foregoing, neither Company nor any Other Stockholder may assign this Agreement without the written consent of Bartech, and Bartech may not assign this Agreement or its rights hereunder to any party other than a person or entity that controls, is controlled by, or is under common control with, Bartech.

6.11     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be delivered by facsimile, and facsimile signatures shall be treated as original signatures for all applicable purposes.

6.12     Delays  and Omissions.  Except as expressly provided in this Agreement,
         ---------------------
no delay or omission to exercise any right, power or remedy accruing any party hereto or their respective successors or assigns, upon any breach or default by another party hereto under this Agreement shall impair any such right, power or remedy of such first party or their respective successors or assigns, as the case may be, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; provided, however, that this Section 6.11 shall not be interpreted to extend the date or time for any right, privilege or option beyond that expressly set forth elsewhere in this Agreement. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

6.13     Further  Assurances.  The  parties agree (a) to furnish upon request to
         -------------------
each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as they other party may reasonable request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.
                            {Signature Page Follows.}

6.14 IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

                              HOTEL  OUTSOURCE  SERVICES,  INC.
                                 /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:    CEO               COO
                              BARTECH  SYSTEMS  INTERNATIONAL,
                              INC.
                                   /s/ Daniel Cohen
                              By:_____________________________
                              Name:  Daniel Cohen
                              Title: President and CEO
                              BARTECH  MEDITERRANEAN  LTD.
                                /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:      Director        Director
                              HILA  INTERNATIONAL  CORP.
                                /s/ Jacob Ronnel and Ariel Almog
                              By:_____________________________
                              Name: /s/ Jacob Ronnel and Ariel Almog
                              Title:      Director        Director

                                    EXHIBIT A
                                     FORM OF
                                NOTICE OF INTENT

                                                      __________________________
                                                                Date

Hotel  Outsource  Services,  Inc.
[Address]
[Address]
[OTHER  STOCKHOLDERS]
[Address]
[Address]

Ladies  and  Gentlemen:

     Reference is hereby made to that certain Option Agreement (the "Option Agreement"), dated as of __________ ___, 2001, between you and Bartech Systems International, Inc. ("Bartech"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

     You are hereby notified that, pursuant to Section 1.2 of the Option Agreement, Bartech intends to exercise the Option and is initiating the procedures set forth and defined in Section 1.2 of the Option Agreement. Accordingly, please deliver to Bartech the Financial Statements and the Company's Certificate pursuant to and as required by Section 1.2.

                              Very  truly  yours,

                              BARTECH  SYSTEMS  INTERNATIONAL,  INC.


                              By:  _____________________________
                                  Name:
                                  Title:

                                    EXHIBIT B
                                    FORM OF
                                  OPTION NOTICE
                                                      __________________________
                                                                  Date

Hotel  Outsource  Services,  Inc.
[Address]
[Address]
[OTHER  STOCKHOLDERS]
[Address]
[Address]

Ladies  and  Gentlemen:

     Reference is hereby made to that certain Option Agreement (the "Option Agreement") dated as of __________ ___, 2001, between you and Bartech Systems International, Inc. ("Bartech"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreement.

     Bartech hereby exercises its right to purchase all of the Option Shares covered by the Option Agreement and in accordance with Section 1.2(b) thereof, requests that you exercise and deliver to Bartech, the Purchase Agreement, together with all Schedules thereto, and otherwise comply with the requirements of the Option Agreement in accordance with the terms and provisions set forth therein.

                             Very  truly  yours,

                             BARTECH  SYSTEMS  INTERNATIONAL,  INC.


                             By:  _____________________________
                             Name:
                            Title:

                                    EXHIBIT C
                           FORM OF PURCHASE AGREEMENT

                                (TO BE ATTACHED)

                                    EXHIBIT D
                             INSTRUMENT OF ACCESSION


This Instrument of Accession (this "Instrument of Accession") is executed pursuant to the terms of the Option Agreement by and among Hotel Outsource Services, Inc., Bartech Systems International, Inc., and certain others parties thereto, dated as of __________ ___, 2001 (as amended, supplemented or restated, the "Option Agreement"), a copy of which is attached hereto, by the undersigned. By executing this instrument of Accession, the undersigned agrees as follows:

1.  Acknowledgment.  The  undersigned  acknowledges  receipt  of  the  Option
    --------------
Agreement and that the undersigned is acquiring _________ shares of the common stock of Hotel Outsource Services, Inc., subject to the terms and conditions of the Option Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Option Agreement.

2.  Agreement.  The  undersigned  agrees  to be bound by the terms of the Option
    ---------
Agreement as an "Other Stockholder" with the same force and effect as if the undersigned were originally a party thereto.

3.  Notice.  Any  notice  required or permitted by the Option Agreement shall be
    ------
given to the undersigned at the address listed below the undersigned's signature.

Agreed this ____ day of _______, 20___.          _______________________________
                                                  {Print  Name}

Address  for  Notice  Purposes:
                                                 _______________________________
_________________________________          {Signature  and Title, if applicable}
_________________________________
_________________________________

With  a  Copy  to:
_________________________________
_________________________________